Principal Variable Contracts Funds, Inc.
Supplement dated February 28, 2020
to the Statement of Additional Information dated May 1, 2019
(as previously supplemented)

(Not all Accounts are offered in all variable annuity and variable life contracts.)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

PORTFOLIO MANAGER DISCLOSURE
Effective March 3, 2020, delete references to Mark R. Nebelung.